Summary Prospectus	April 21, 2026

Milliman Healthcare Inflation Guard ETF

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus, reports to shareholders, and other information about the Fund online at www.millimanfunds.com/etfs. You can also get this information at no cost by calling 855-700-7959 or by sending an email request to ProspectusRequests@milliman.com. The Fund’s prospectus and statement of additional information, both dated April 17, 2026 (as each may be amended or supplemented), are incorporated by reference into this Summary Prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

Fund Summary: Milliman Healthcare Inflation Guard ETF

Investment Objective

The Fund’s investment objective is to seek to generate returns (before Fund fees and expenses) that are generally equivalent to the U.S. healthcare cost inflation rate.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). You may incur customary brokerage commissions, and may pay other fees to financial intermediaries, when buying or selling Shares, which are not reflected in the table or example set forth below.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	0.55%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses(2)	0.00%
Acquired Fund Fees and Expenses(2)	0.03%
Total Annual Fund Operating Expenses	0.58%
Fee Waiver and/or Expense Reimbursement(3)	(0.03)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.55%

(1)	The management fee is structured as a “unified fee,” out of which the Fund’s investment adviser, Milliman Financial Risk Management LLC (“Milliman”), pays all of the ordinary operating expenses of the Fund, except for the following expenses, each of which is paid by the Fund: the Fund’s management fee; payments under any Rule 12b-1 plan; taxes and other governmental fees; brokerage fees, commissions and other transaction expenses; interest and other costs of borrowing; litigation or arbitration expenses; acquired fund fees and expenses; and extraordinary or other non-routine expenses of the Fund.

(2)	“Other Expenses” and “Acquired Fund Fees and Expenses” are based on estimated amounts for the current fiscal year.

(3)	Milliman has contractually agreed to waive its advisory fees in an amount equal to the Fund’s acquired fund fees and expenses until at least April 30, 2027 (the “Fee Waiver”). This contract cannot be terminated or modified without the consent of the Board of Trustees of the Trust (the “Board”).

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. This example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels and that the Fee Waiver remains in place for the contractual period. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years
$56	$183

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. Because the Fund had not commenced investment operations as of its most recent fiscal year end, no portfolio turnover information is available at this time.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing in a combination of assets that Milliman Financial Risk Management LLC, the Fund’s investment adviser (“Milliman”), believes will produce returns (before Fund fees and expenses) that are generally equivalent to the U.S. healthcare cost inflation rate, as explained below. Accordingly, the Fund may be an appropriate investment for investors looking to “guard” (or hedge) against the U.S. healthcare cost inflation rate. The U.S. healthcare cost inflation rate against which the Fund measures its performance is published on the Fund’s website at www.millimanfunds.com.

How Milliman Calculates the U.S. Healthcare Cost Inflation Rate

Milliman is a subsidiary of Milliman, Inc. (“MI”), which is one of the world’s largest providers of actuarial and related products and services. MI has consulting practices in healthcare, property and casualty insurance, life insurance and financial services, and employee benefits. Milliman utilizes MI’s proprietary actuarial analysis (the “MI Actuarial Analysis”) to project the U.S. healthcare cost inflation rate. The MI Actuarial Analysis is informed by the Milliman Health Trend GuidelinesTM (the “Guidelines”) and takes into account medical and pharmacy claim costs, but does not include health plan administrative expenses, risk sharing payments with healthcare providers, or insurance company profit loads. The Guidelines are comprised of a series of indices providing data (“Data”) on the cost, utilization, and unit costs of healthcare services, which MI updates with 12-month trailing Data each month. The Data is proprietary and not publicly available. As of January 31, 2026, the information used to calculate the Data is provided by leading health insurance plans and data firms, and covers approximately 35 million insured individuals in the U.S. The Data encompasses employer-sponsored plans as well as direct to consumer plans. The plans represented in the Data include limited networks such as HMOs as well as broad-based network PPOs. The plan designs would also include standard copay/coinsurance plans as well as high-deductible plans.

How Milliman Implements the Fund’s Principal Investment Strategy

The Fund will invest, under normal circumstances, at least 80% of the value of its net assets (plus borrowings for investment purposes) in a combination of investments that provide exposure to healthcare companies and/or instruments that Milliman believes are expected to hedge against the U.S. healthcare cost inflation rate. For purposes of this policy: (i) investments that provide exposure to healthcare companies include U.S.-listed common stocks and American Depositary Receipts (“ADRs”) issued by companies in the healthcare sector and companies involved in the U.S. healthcare supply chain (e.g., those involved in the manufacture, production and/or distribution of healthcare products or services), as well as corporate bonds issued by such companies; and (ii) instruments that Milliman believes are expected to hedge against the U.S. healthcare cost inflation rate include commodities, Treasury inflation-protected securities (“TIPS”) and Treasury bonds.

Milliman utilizes a proprietary quantitative model (the “Quantitative Model”) that is based on its extensive research and analysis on the interrelationships and interactions of the performance of equity securities, debt securities and commodities relative to the U.S. healthcare cost inflation rate. The Quantitative Model aims to dynamically adjust (at least monthly) the Fund’s portfolio between those three asset classes as the U.S. healthcare cost inflation rate changes over time. Accordingly, Milliman generally anticipates increasing the Fund’s equity and/or commodity exposure during periods of higher U.S. healthcare cost inflation and increasing the Fund’s debt exposure during periods of lower U.S. healthcare cost inflation. Milliman may utilize derivative instruments, such as swaps, options, and futures, and/or ETFs to achieve the Fund’s equity or debt exposure, and will utilize ETFs and/or options on ETFs that provide exposure to gold or other commodities to achieve the Fund’s commodities exposure.

The Fund may invest in companies of all capitalization sizes. In addition, Milliman currently anticipates that, under normal market conditions, a majority of the Fund’s debt investments will be rated investment grade – that is, rated BBB- or higher by S&P Global Ratings Services (“S&P”) or Fitch Ratings, Inc. (“Fitch”) or Baa3 or higher by Moody’s Investors Service, Inc. (“Moody’s”) or an equivalent rating by another nationally recognized statistical rating organization (“NRSRO”). In addition, the Fund has no set policy regarding portfolio maturity or duration of the debt investments in which it may invest.

Concentration Policy. The Fund will concentrate its investments (i.e., hold more than 25% of its total assets) in the healthcare sector.

Fund Classification. The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”).

Principal Risks

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objective will be achieved.

Risk of Estimating U.S. Healthcare Cost Inflation. The Quantitative Model seeks to produce returns, before Fund fees and expenses, that are generally equivalent to the U.S. healthcare cost inflation rate as measured by the MI Actuarial Analysis. The MI Actuarial Analysis is proprietary, and its measure of the U.S. healthcare cost inflation rate may differ materially from other U.S. healthcare cost inflation measures. While the MI Actuarial Analysis provides one measure of the U.S. healthcare cost inflation rate, Fund returns resulting from the Quantitative Model may not correlate to other measurements of U.S. healthcare cost inflation and may differ materially from the actual U.S. healthcare cost inflation rate. Investors in the Fund should understand that individual investor circumstances could result in significantly different U.S. healthcare inflation costs.

Risks of Utilizing the Quantitative Model. Although the Fund is actively managed, Milliman seeks to achieve the Fund’s investment objective by utilizing the Quantitative Model and, as a result, is exposed to the following risks:

■	Model Calculation Risk. The Fund may be adversely affected by imperfections, errors or limitations in the construction or implementation of the Quantitative Model and/or Milliman’s ability to monitor and timely adjust the metrics or update the data or features underlying the Quantitative Model. The Quantitative Model relies on various sources of information to assess the criteria of the selected components, including information that may be based on assumptions and estimates, and there can be no guarantee that the Quantitative Model will produce the intended results. Any of these factors could result in the Fund underperforming other registered funds with substantially similar investment objectives that do not utilize a Quantitative Model to achieve their investment objectives. In addition, the Quantitative Model may change over time, which may adversely affect the Fund’s performance if such changes do not produce the intended results.

■	Correlation Risk. A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the U.S. healthcare cost inflation rate, as measured by the MI Actuarial Analysis, and there is no guarantee that the Fund will achieve a high degree of correlation.

Equity Securities Risk. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities fluctuate, and sometimes widely fluctuate, in response to issuer-specific activities, as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions along with other factors.

ADRs Risk. In addition to investment risks associated with the underlying issuer, ADRs may expose the Fund to additional risks associated with non-uniform terms that apply to depositary receipt programs, including credit exposure to the depository bank and to the sponsors and other parties with whom the depository bank establishes the programs, currency, political, economic, market risks and the risks of an illiquid market for ADRs. ADRs are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. ADRs may not track the price of the underlying foreign securities on which they are based, may have limited voting rights, and may have a distribution subject to a fee charged by the depository. As a result, equity shares of the underlying issuer may trade at a discount or premium to the market price of the ADRs.

Healthcare Sector Risk. Factors such as extensive government regulation, restrictions on government reimbursement for medical expenses, rising costs of medical products, services and facilities, pricing pressure, an increased emphasis on outpatient services, a limited number of products, industry innovation, costs associated with obtaining and protecting patents, product liability and other claims, changes in technologies and other market developments can adversely affect companies in the healthcare sector and, therefore, the Fund’s returns.

Small and Medium Capitalization Companies Risk. Investing in the securities of small and medium capitalization companies generally involves greater risk than investing in larger, more established companies. The securities of small and medium capitalization companies may be more volatile and less liquid than securities of larger, more established companies or the market averages in general. Small and medium capitalization companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans which are floating rate. The foregoing risks are generally increased for smaller capitalization companies, particularly micro-capitalization companies, as compared to companies with larger capitalizations.

Derivatives Risk. The use of derivatives, including swaps, options and futures, involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a derivative instrument may expose the Fund to losses in excess of its initial investment. Derivatives may be difficult to value, difficult for the Fund to buy or sell at an opportune time or price and difficult, or even impossible, to terminate or otherwise offset. Utilizing derivatives may result in losses to the Fund, and investing in derivatives may reduce the Fund’s returns and increase the Fund’s price volatility.

Debt Securities Risk. The prices of debt securities will be affected by changes in interest rates, the creditworthiness of the issuer and other factors. During periods of falling interest rates, an issuer of a callable bond may repay the security before its stated maturity, and the Fund may have to reinvest the proceeds in securities with lower yields, which would result in a decline in the Fund’s income, or in securities with greater risks or with other less favorable features. An increase in interest rates will generally cause the value of fixed-income securities held by the Fund to decline, may lead to heightened volatility in the fixed-income markets and may adversely affect the liquidity of certain fixed-income investments. Adjustable-rate instruments also react to interest rate changes in a similar manner, although generally to a lesser degree.

U.S. Government Securities Risk. U.S. Government securities are subject to interest rate risk, but generally do not involve the credit risks associated with investments in other types of debt securities. As a result, the yields available from U.S. Government securities are generally lower than the yields available from other debt securities. U.S. Government securities are guaranteed only as to the timely payment of interest and the payment of principal when held to maturity, and securities issued by government sponsored entities (such as Fannie Mae and Freddie Mac) are solely the obligation of the issuer and generally do not carry any guarantee from the U.S. Government.

TIPS Risk. The value of inflation protected securities, such as TIPS, generally will fluctuate in response to changes in interest rates, generally decreasing when real interest rates rise and increasing when real interest rates fall. In addition, interest payments on inflation-protected securities will generally vary up or down along with the rate of inflation. Real interest rates are generally measured as a nominal interest less an inflation rate. As such, investors should be aware that an investment in TIPS over a particular timeframe may decrease in value even in an inflationary environment.

Risks of Investing in Commodities. Investing in commodities exposes the Fund to the risks of the commodities markets, which may subject the Fund to greater volatility than investments in traditional asset classes, such as stocks and bonds. Volatility in commodities markets may be caused by a number of factors, including changes in overall market movements, changes in inflation and changes in demand for such asset classes. Commodity prices can have significant volatility, and exposure to commodities can cause the value of the Shares to decline or fluctuate in a rapid and unpredictable manner. The values of physical commodities may be affected by changes in overall market movements, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, international economic, political and regulatory developments, and factors affecting a particular region, industry or commodity, such as drought, floods, or other weather conditions, livestock disease, changes in storage costs, trade embargoes, competition from substitute products, transportation bottlenecks or shortages, fluctuations in supply and demand, and tariffs. The commodity markets are subject to temporary distortions or other disruptions due to, among other factors, lack of liquidity, the participation of speculators, and government regulation and other actions.

Issuer Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. The Fund may be adversely affected if an issuer of underlying securities held by the Fund is unable or unwilling to repay principal or interest when due. Changes in the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. Milliman will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that the Fund will meet its investment objective.

Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Assets may decline in value due to factors affecting financial markets generally or particular asset classes or industries represented in the markets. The value of a security or other asset may also decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or due to factors that affect a particular issuer, country, region, market, industry, sector or asset class.

Non-Diversification Risk. The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

ETF Risks. The Fund is an ETF, and, as a result of this structure, it is exposed to the following risks:

■	Authorized Participants and Market Makers. Only authorized participants (“APs,” and each, an “AP”) may engage in creation or redemption transactions directly with the Fund and the Fund has a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers in the marketplace for Shares. If either: (i) a significant number of APs exit the business or otherwise become unwilling or unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions, Shares may trade at a material discount to NAV and possibly face delisting.

■	Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions charged by brokers and bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

■	Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares are bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV (premium) or less than the NAV (discount) due to supply and demand for Shares. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

■	Trading. Although Shares are listed for trading on the Exchange, there can be no assurance that Shares will trade with sufficient volume or at all. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. The Exchange may close early, close late or issue trading halts on specific securities, and trading in certain securities may be restricted, which may disrupt the Fund’s creation and redemption process, potentially affect the Share price, and/or result in the Fund being unable to trade certain securities. In these circumstances, the Fund may be unable to meet its investment objective or accurately price its investments. If trading in Shares halts, investors may be temporarily unable to sell their Shares. Shares, like shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility and price decreases.

Small Fund Risk. The Fund may experience low trading volume and wide bid/ask spreads. In addition, the Fund may face the risk of being delisted if the Fund does not meet certain conditions of the Exchange. If the Fund were to be required to delist from the Exchange, the value of the Fund may rapidly decline and performance may be negatively impacted. In addition, any resulting liquidation of the Fund could cause the Fund to incur elevated transaction costs for the Fund and negative tax consequences for its shareholders.

Performance

On April 17, 2026, all of the assets of a separately managed account (the “Predecessor Account”), which had been managed by Milliman since April 22, 2024, and had investment policies, objectives, guidelines and restrictions that were in all material respects equivalent to those of the Fund, were transferred to the Fund in a tax-free transaction (the “Transaction”). Performance shown for periods prior to the date of the Transaction represents the performance of the Predecessor Account. Prior to the date of the Transaction, the Fund had not commenced investment operations. The Predecessor Account was not registered under the 1940 Act and therefore was not subject to certain investment restrictions that are imposed by the 1940 Act on registered investment companies. If the Predecessor Account had been registered under the 1940 Act, the Predecessor Account’s performance may have been adversely affected.

The bar chart and performance table below provide an indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s and Predecessor Account’s performance from year to year as of December 31. The performance table compares the Fund’s and Predecessor Account’s performance to that of a broad-based securities market benchmark and an additional benchmark. The Fund’s and Predecessor Account’s past performance is not necessarily an indication of its future performance. The Predecessor Account’s performance shown below has been recalculated using the Fund’s management fee, which has the effect of reducing the Predecessor Account’s performance. In addition, the Predecessor Account did not pay dividends and distributions. As a result, there are no after-tax returns for the Predecessor Account. Updated performance information is available online at www.millimanfunds.com.

	Return	Quarter/Year
Highest Return/Best Quarter	7.19%	1/2025
Lowest Return/Worst Quarter	0.90%	2/2025

Average Annual Total Returns (for the periods ended December 31, 2025)

Milliman Healthcare Inflation Guard ETF	1 Year	Since Inception (4/22/2024)(1)
Return Before Taxes	21.23%	15.00%
Return After Taxes on Distributions	N/A	N/A
Return After Taxes on Distributions and Sale of Shares	N/A	N/A
Bloomberg US Aggregate Bond Index (relects no deduction for fees, expenses or taxes)	7.30%	6.97%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	23.31%	21.21%

(1)	The Predecessor Account commenced investment operations on April 22, 2024.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period covered by the table above and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Shares through tax-advantaged arrangements such as an individual retirement account (“IRA”) or other tax-advantaged accounts.

Management

Investment Adviser

Milliman Financial Risk Management LLC (“Milliman”) serves as investment adviser to the Fund.

Portfolio Managers

The following persons serve as portfolio managers of the Fund.

■	Adam Schenck

■	Daren Lockwood

■	Rodrigo Dufeu

■	Elizabeth Gut

Each portfolio manager is jointly and primarily responsible for the day-to-day management of the Fund’s portfolio and has served in such capacity since the Fund’s inception in April 2026.

Purchase and Sale of Shares

Unlike conventional investment companies, the Fund generally issues and redeems Shares on a continuous basis, at NAV, in blocks of Shares or whole multiples thereof (“Creation Units”). Creation Units may be issued and redeemed only by an AP that enters into an agreement with the Fund’s principal underwriter. Retail investors may acquire and sell Shares only on the Exchange through a broker-dealer. Shares of the Fund will trade on the Exchange at market price rather than NAV. As such, Shares may trade at a price greater than NAV (“premium”) or less than NAV (“discount”). Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (“bid”) and the lowest price a seller is willing to accept for Shares (“ask”) when buying or selling Shares in the secondary market (the “bid-ask spread”). Information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at www.millimanfunds.com.

Tax Information

The Fund’s distributions generally are taxed as ordinary income, capital gains or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions may be taxed as ordinary income when withdrawn from such arrangement.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), Milliman or its affiliates may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. You may also ask your salesperson or financial intermediary, or visit your financial intermediary’s website, for more information.